Exhibit 10.3

May 2, 2013

Very Hungry LLC

Scott Reiman 1991 Trust

730 17th Street

Suite 800
Denver, CO 80202

Attention: Conway J. Schatz

Re:                             Prospect Global Resources Inc. (the “Company”) — Amendment to Warrant Terms

Dear Conway:

Please be advised that with respect to the warrants set forth on Exhibit I hereto (the “Warrants”), in consideration of Very Hungry LLC and Scott Reiman Trust loaning the Company an aggregate of $5,000,000 on the date hereof pursuant to the terms of the Subordinated Promissory Notes dated the date hereof in the aggregate principal amount of $5,550,000, the Warrant Price (as defined in the Warrants) is hereby amended to be $0.25 and the Termination Date (as defined in the Warrants) is hereby amended to be August 1, 2016.

Very truly yours,

	By:	/s/ Damon G. Barber
Damon G. Barber
President and Chief Executive Officer

Accepted and Agreed to:

Very Hungry LLC

/s/ Brian Fleishmann
by:
title:

1

Exhibit I

Holder	Number of Warrants

Very Hungry LLC	1,860,530
479,228
1,797,103
704,747

Scott Reiman 1991 Trust	727,705
187,439
702,897
275,646